Business combinations and other significant transactions	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business combinations and other significant transactions	Business combinations and other significant transactions
Business combinations
2020
The group undertook a number of business combinations during 2020. The fair value of the net assets (including goodwill) and non-controlling interests recognized were $617 million and $574 million, respectively. These principally related to an acquisition in our US Fuels business.
2019
As agreed as part of the original transaction, $3,480 million was paid in 2019 in respect of the 2018 acquisition of Petrohawk Energy Corporation from BHP Billiton. A number of other individually insignificant business combinations were also undertaken by bp in 2019.